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                                                                    EXHIBIT 10.4


                             CARIBBEAN CIGAR COMPANY
                    CARIBBEAN CIGAR COMPANY (CAYMAN) LIMITED
                            CARIBBEAN AWC CORPORATION
                              PRECISION MOLD, INC.


                         9 % Series A Subordinated Note

N-1                                                               Miami, Florida
$____________                                                  December 12, 1997


         FOR VALUE RECEIVED, Caribbean Cigar Company, a Florida corporation ("Caribbean"), Caribbean Cigar Company (Cayman) Limited, a Cayman Islands corporation, Caribbean AWC Corporation, a Delaware corporation and Precision Mold, Inc., a Delaware corporation (collectively, the "Company"), hereby promises to pay to the order of _________________, (the "Registered Holder") the principal amount of __________________ ($_______), within sixty (60) days from the date hereof, subject to earlier prepayment as hereinafter provided. Interest on such principal amount shall be payable at the rate of nine percent (9%) per annum at the time the full principal amount of this Note shall become due and payable. Payments of principal and interest shall be made in lawful money of the United States of America (by cashiers check or Federal reserve wire transfer) against presentment of this Note. This Note is one of a series of the Company's 9% Series A Subordinated Notes (collectively, the "Notes"), in the aggregate principal amount of not less than four hundred fifty thousand dollars ($450,000) which were issued as part of a private placement of units.

         In addition, Caribbean agrees to issue, subject to adjustment, shares of Caribbean's common stock equal to the number of shares computed based upon the face amount of this Note divided by the lesser of: (i) $.8125; or (ii) the closing price on the day prior to the repayment of this Note.

         In the event this Note is not paid when due, then the interest rate shall be increased to the rate of eighteen percent (18%) per annum from and after the due date of this Note. In addition, Caribbean shall issue additional shares equal to fifteen percent (25%) of the unpaid balance of this Note for every thirty (30) days this Note remains unpaid, such shares shall be computed as above. The Company also agrees to pay reasonable attorney fees for the collection of this Note upon the occurrence of an Event of Default (as hereinafter defined).

                                   ARTICLE 1.

                       PARTICULAR COVENANTS OF THE COMPANY

                  (a) Payment of Principal and Interest. The Company will duly and punctually pay or cause to be paid the principal amount of this Note and the interest thereon at the time and in the manner specified in this Note.
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                  (b)      Prepayment Under Certain Conditions. The Company may
prepay this Note in whole prior to the stated maturity date of this Note. In the event this Note is prepaid within thirty (30) days from the date hereof, then the shares of Caribbean's common stock to be issued in connection with this Note shall be reduced by one-half (1/2).

                                   ARTICLE 2.

                       EVENTS OF DEFAULT AND ACCELERATION

                  (a) Events of Default Defined. The entire unpaid principal amount of this Note, together with interest thereon shall, at the option of the Registered Holder, exercised by written notice to the Company, forthwith become and be due and payable if any one or more Events of Default shall have occurred (for any reason whatsoever and whether such happening shall be voluntary or involuntary or be affected or come about by operation of law pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and be continuing. An Event of Default shall occur:

                           (i)      if failure shall be made in the due and
punctual payment of the principal of or interest on this Note when and as the same shall become due and payable whether at maturity or otherwise, and such failure shall have continued for five (5) business days after receipt of notice;

                           (ii)     if the Company shall consent to the
appointment of a receiver, trustee or liquidator of itself or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they become due, or shall make a general assignment for the benefit of creditors, or shall file a voluntary petition in bankruptcy, or an answer seeking reorganization in a proceeding under any bankruptcy law (as now or hereafter in effect) or an answer admitting the material allegations of a petition filed against the Company, in any such proceeding, or shall by voluntary petition, answer or consent, seek relief under the provisions of any other now existing or future bankruptcy or other similar law providing for the reorganization or winding up of corporations, or an arrangement, composition, extension or adjustment with its creditors, or shall, in a petition in bankruptcy filed against it be adjudicated a bankrupt, or the Company or its directors or the holders of a majority of its equity interest shall vote to dissolve or liquidate the Company;

                           (iii)    if a court of competent jurisdiction shall
enter an order, judgment or decree appointing, without consent of the Company, a receiver, trustee or liquidator of the Company or of all or any substantial part of the property of the Company, or approving a petition filed against the Company seeking a reorganization or arrangement of the Company under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any State thereof, or any substantial part of the property of the Company shall be sequestered; and such order, judgment or decree shall not be vacated or set aside or stayed within ninety (90) days from the date of the entry thereof; or

                           (iv)     if, under the provisions of any law for the
relief or aid of debtors, any court of competent jurisdiction shall assume custody or control of the Company or of all or


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any substantial part of the property of the Company and such custody or control shall not be terminated or stayed within sixty (60) days from the date of assumption of such custody or control.

                  (b) Rights of Note Holder. Nothing in this Note shall be construed to modify, amend or limit in any way the rights of the holder of this Note to bring an action against the Company in the event the Company fails to pay the principal of or interest on this Note when due.

                                   ARTICLE 3.

                                  SUBORDINATION

                  (a) Agreement of Subordination. The Company, for itself, its successors and assigns, covenants and agrees, and the Registered Holder by his or her acceptance of this Note likewise covenants and agrees, that the payment of the principal of and interest on this Note is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, to the prior payment in full of all Senior Indebtedness, as hereinafter defined. The provisions of this Article 3 shall constitute a continuing offer to all persons who, in reliance upon such provision, become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are hereby made obligees hereunder the same as if their names were written herein as such, and they and/or each of them may proceed to enforce such provisions.

                  (b) Company Not to Make Payments with Respect to Note in Certain Circumstances.

                           (i)      Upon the maturity of any Senior Indebtedness
by lapse of time, acceleration or otherwise, all principal thereof and premium, if any, and interest thereon shall first be paid in full, or such payment duly provided for in cash or in a manner satisfactory to the holder or holders of such Senior Indebtedness, before any payment is made by the Company (A) on account of the principal of or interest on this Note or (B) to acquire this Note.

                           (ii)     Upon the happening of an event of default
with respect to any Senior Indebtedness, as such event of default is defined therein or in the instrument under which it is outstanding, permitting the holders to accelerate the maturity thereof, and, if the default is other than default in payment of principal of or premium, if any, or interest on such Senior Indebtedness, upon written notice thereof given to the Company by the holder or holders of such Senior Indebtedness or their representative or representatives, then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, no payment shall be made by the Company (A) on account of the principal of or interest on this Note or (B) to acquire this Note.

                  (c) Note Subordinated to Prior Payment of all Senior Indebtedness on Dissolution, Liquidation or Reorganization of Company. Upon any distribution of assets of the Company upon any dissolution, winding up, liquidation or reorganization of the Company


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(whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

                           (i)      The holders of all Senior Indebtedness shall
first be entitled to receive payment in full of the principal thereof, premium, if any, and interest due thereon before the Registered Holder is entitled to receive any payment on account of the principal of or interest on this Note (other than payment of shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment which stock and securities are subordinated to the payment of all Senior Indebtedness and securities received in lieu thereof which may at the time be outstanding); and

                           (ii)     Any payment or distribution of assets of the
Company of any kind or character whether in cash, property or securities (other than shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment which stock and securities are subordinated to the payment of all Senior Indebtedness and securities received in lieu thereof which may at the time be outstanding), to which the Registered Holder would be entitled except for the provisions of this Article 3, shall be paid by the liquidating trustee or agent or other person making such payment of distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or other trustee or agent, directly to the holders of Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness.

                  (d) Noteholder to be Subrogated to Right of Holders of Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness, the Registered Holder shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness until all amounts owing on this Note shall be paid in full, and, for the purpose of such subrogation, no payments or distributions to the holders of the Senior Indebtedness by or on behalf of the Company or by or on behalf of the Registered Holder by virtue of this Article 3 which otherwise would have been made to the holders of this Note shall, as between the Company and the Registered Holder, be deemed to be payment by the Company to or on account of the Senior Indebtedness, it being understood that the provisions of this Article 3 are, and are intended solely, for the purpose of defining the relative rights of the holders of this Note, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

                  (e) Obligation of the Company Unconditional. Nothing contained in this Article 3 or elsewhere in this Note is intended to or shall impair as between the Company and the Registered Holder, the obligation of the Company, which is absolute and unconditional, to pay to the Registered Holder the principal of and the interest on this Note as and when the same shall become due and payable in accordance with its terms, or is intended to or shall affect the relative rights of the Registered Holder and creditors of the Company other than the holders of the Senior


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Indebtedness, nor shall anything herein or therein prevent the Registered Holder of this Note from exercising all remedies otherwise permitted by applicable law upon default under this Note, subject to the rights, if any, under this Article
3 of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy. Upon any distribution of assets of the Company referred to in this Article 3, the holders of this Note shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other person making any distribution to the Registered Holder for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 3.

                  (f) Subordination Rights Not Impaired by Acts or Omissions of the Company or Holders of Senior Indebtedness. No right of any present or future holders of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by Company with the terms; provisions and covenants of this Note, regardless of any knowledge thereof which any such holder may have or be otherwise charged with.

                  (g) Definition of Senior Indebtedness. The term "Senior Indebtedness" is defined to mean the principal of and premium, if any, and interest on the following: (i) all indebtedness and obligations (other than the Notes) that are created, assumed or guaranteed by the Company, whether before or after the issuance of the Notes, that are (A) for money borrowed under the Security Agreement between Finova Capital Corporation and Caribbean Cigar Company, Caribbean AWC Corporation, Precision Mold, Inc. and Caribbean Cigar Company (Cayman) Limited or (B) secured by purchase money mortgages or other similar security interests given by the Company or any subsidiary on real or personal property, (ii) all obligations of the Company or of others which are guaranteed by the Company, whether existing on or after the issuance of the Notes, as lessee under a lease of real or personal property, which in accordance with generally accepted accounting principles have been capitalized, unless, with respect to any indebtedness or obligations described in clause (i) or (ii) of this Paragraph 3(g), the instrument creating or evidencing such indebtedness expressly provides that such indebtedness is not superior in right of payment of the Notes, (iii) guaranteed by the Company in connection with the acquisition of an existing business or assets, whether by means of a merger, consolidation, stock acquisition or acquisition of all or part of the assets of a corporation, partnership, limited liability company, business trust, sole proprietorship or other entity, or otherwise, and (iv) any deferrals, renewals, extensions or refundings of any of the foregoing, unless, in the case of any particular indebtedness or obligation or renewal, extension or refunding thereof, under the express provisions of the instrument creating or evidencing the same, or pursuant to which the same is outstanding, such indebtedness or other obligation or such renewal, extension or refunding thereof is not superior in right of payment to this Note. Senior Indebtedness shall not include indebtedness incurred for compensation to employees, other indebtedness incurred in the ordinary course of business for goods, materials, or services or any


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obligations of the Company under, or in respect of, leases other than as described in this Paragraph 3(g).

                  (h) Right of Registered Holder to Hold Senior Indebtedness. The Registered Holder shall be entitled to all of the rights set forth in this Article 3 in respect of any Senior Indebtedness at any time held by the Registered Holder to the same extent as any other holder of Senior Indebtedness, and nothing in this Article 3 or elsewhere in this Note shall be construed to deprive the Registered Holder of any of its rights as such holder.

                                   ARTICLE 4.

                                  MISCELLANEOUS

                  (a) Transferability. No transfer shall be effective unless such transfer is made in compliance with all applicable federal and state securities laws and the Holder shall provide to the Company an opinion of counsel, which counsel and opinion shall be acceptable to the Company, as to the exemption from the registration requirements of the Securities Act of 1933, as amended, and applicable state securities laws. The Company shall be entitled to treat as the owner of this Note only the person shown as the Registered Holder on its books and records, regardless of whether the Company has any contrary knowledge.

                  (b) Waiver of Trial by Jury. In any legal proceeding to enforce payment of this Note, the Company waives trial by jury.

                  (c) Notices. All notices and other communications provided for or permitted hereunder shall be delivered (a) in person with receipt acknowledged, (b) by a nationally registered overnight delivery service,
(c) by registered or certified mail, return receipt requested, postage prepaid, or (d) by telecopy and confirmed by telecopy answerback addressed as follows:

If to the Company, at:

         Caribbean Cigar Company
         8305 N.W. 27th Street
         Suite 111, Miami, Florida 33122
         Attention: Edward C. Williams
         Chief Financial Officer
         Facsimile: (305) 267-6026

If to the Registered Holder, at:


         _______________________
         _______________________
         _______________________
         _______________________
         _______________________




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                  (d)      Governing Law. This Note shall be governed by the
laws of the State of ____________ applicable to agreements executed and to be performed wholly within such State.

         IN WITNESS WHEREOF, the Company has executed this Note on the date and year first aforesaid.

                                    CARIBBEAN CIGAR COMPANY


                                    By:
                                        ----------------------------------------


                                    CARIBBEAN CIGAR COMPANY (CAYMAN) LIMITED


                                    By:
                                        ----------------------------------------


                                    CARIBBEAN AWC CORPORATION


                                    By:
                                        ----------------------------------------


                                    PRECISION MOLD, INC.


                                    By:
                                        ----------------------------------------


                                    Witness:
                                            ------------------------------------




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